UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022 (March 10, 2022)
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IQVIA HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd.
Durham, North Carolina 27703
(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable
 (Former name or former address, if changed since last report.)
 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2022, IQVIA Holdings Inc. (the “Company”) announced the appointment of Costa Panagos as President of its Research & Development Solutions (“R&DS”) business unit, effective April 1, 2022. Mr. Panagos has more than 25 years of industry experience serving life sciences customers and managing contract research organizations. Mr. Panagos joined the company in 1999 and has held numerous sales, operational and executive leadership positions across the Company. Mr. Panagos currently serves as President, Research & Development Operations, where he is responsible for the global delivery of all clinical trials, including traditional full-service trials, decentralized clinical trials and flexible staffing arrangements. Prior to his current role, Mr. Panagos served as chief executive officer of Q2 Solutions, the Company’s global clinical trial laboratory business. Before joining the Company, Mr. Panagos held various roles in the pharmaceutical division of Bayer. Mr. Panagos earned a bachelor’s degree in Biology from Brown University and an MBA from the University of Chicago Booth School of Business.

On this same date, the Company announced that Richard Staub III, President, R&DS, will retire from his current role effective April 1, 2022 but will remain with the Company as a senior advisor to the Chief Executive Officer (the “CEO”) to play an important role in business development efforts, serve on customer governance boards, and ensure a smooth transition. In Mr. Staub’s role as Senior Advisor to the CEO, he will receive compensation commensurate with this new role.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated March 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2022

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary